EXHIBIT 10.1

AMENDMENT NO. 2 (this “Amendment”), dated as of October 25, 2017, to the Credit Agreement dated as of November 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”) among NMI HOLDINGS, INC., a Delaware corporation (the “Company”), the lenders party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Agent”).
WHEREAS, the Company has requested certain amendments to the Credit Agreement; and
WHEREAS, each of the Agent and each Lender that executes and delivers a signature page to this Amendment, together constituting all of the Lenders, has indicated that it is willing to consent to such amendments, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. Effective as of the as of the Amendment Effective Date, Section 7.12 of the Credit Agreement is amended and restated in its entirety as follows:

“Section 7.12. Liquidity
The Company shall not permit Liquidity as of any date to be less than the sum of all remaining principal amortization payments pursuant to Section 2.08 as of such date (after giving effect to any such amortization payment made on such date, and excluding principal scheduled to be paid on the Maturity Date).”
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants that:

(a)    As of the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by it. This Amendment and the Amended Credit Agreement (in each case, as of the Amendment Effective Date) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    The representations and warranties of the Company contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (i) which are not qualified as to materiality are true and correct in all material respects and (ii) which are qualified as to materiality are true and correct, in each case, on and as of the Amendment Effective Date, after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date.

EXHIBIT 10.1

(c)    As of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing or shall result from the effectiveness of this Amendment or the consummation of the transactions contemplated hereby.

SECTION 4. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)    The Agent shall have received a counterpart signature page to this Amendment executed and delivered by each of (i) each Obligor, (ii) the Agent, and (iii) Lenders constituting the Required Lenders.

(b)    The representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all respects on and as of the Amendment Effective Date, and the Agent shall have received a certificate (in form and substance reasonably acceptable to the Agent), dated as of the Amendment Effective Date and signed by a Responsible Officer of the Company, certifying as to such representations and warranties.

(c)    The Company shall have paid:

(i)    to the Agent, for the account of each Lender that has executed and delivered a signature page and become party to this Amendment, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the principal amount of Loans held by such Lender on the Amendment Effective Date, which Amendment Fee shall be fully earned and due and payable on the Amendment Effective Date; and

(ii)    all other fees and amounts due and payable pursuant to the Credit Agreement and Section 7 hereof in connection with this Amendment.

The Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 5. Reaffirmation; Effect of Amendment.

(a)    Each Obligor hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) in the case of each Subsidiary Guarantor, its guarantee of the Obligations and its grant of Liens on the Collateral to secure the Obligations, in each case pursuant to the Guarantee and Security Agreement and any other Loan Document to which such Subsidiary Guarantor is a party.

EXHIBIT 10.1

(b)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(c)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Costs and Expenses. As and to the extent required by Section 10.04 of the Amended Credit Agreement, Company agrees to reimburse the Agent promptly after receipt of a written request for its documented and reasonable out-of-pocket expenses in connection with this Amendment.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment
.
SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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EXHIBIT 10.1

[Signature page to Amendment No. 2]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NMI HOLDINGS, INC., as the Company
By:	/s/Adam Pollitzer
Name: Adam Pollitzer
Title: EVP, Chief Financial Officer

NMI SERVICES, INC., as a Subsidiary Guarantor
By:	/s/Julie Norberg
Name: Julie Norberg
Title: Vice President and Controller

JPMORGAN CHASE BANK, N.A., as Agent
By:	/s/James Mintzer
Name: James Mintzer
Title: Executive Director